EXHIBIT 99.1
Equity LifeStyle Properties Community Quality Stability Investor Presentation October 18, 2006

Forward-Looking Statements This presentation includes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used, words such as "anticipate," "expect," "believe," "project," "intend," "may be" and "will be" and similar words or phrases, or the negative thereof, unless the context requires otherwise, are intended to identify forward-looking statements. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, including, but not limited to: in the age-qualified Properties, home sales results could be impacted by the ability of potential homebuyers to sell their existing residences as well as by financial markets volatility; in the all-age Properties, results from home sales and occupancy will continue to be impacted by local economic conditions, lack of affordable manufactured home financing, and competition from alternative housing options including site-built single-family housing; our ability to maintain rental rates and occupancy with respect to properties currently owned or pending acquisitions; our assumptions about rental and home sales markets; the completion of pending acquisitions and timing with respect thereto; the effect of interest rates as well as other risks indicated from time to time in our filings with the Securities and Exchange Commission. These forward-looking statements are based on management's present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. ELS is under no obligation to, and expressly disclaims any obligation to, update or alter its forward- looking statements whether as a result of such changes, new information, subsequent events or otherwise. 1

Agenda Opening Remarks - Thomas Heneghan, CEO Video Presentation Description of Business History of Company Customers and Products Break Financial Information- Michael Berman, CFO CEO Remarks Questions and Answers 3

Organizational Chart 5

VIDEO PRESENTATION (An archive of the entire presentation which was webcast live on October 18, 2006, including the video presentation, will be available for viewing in the Investor Info section of the Company's website for 90 days after the presentation) 7

BREAK 9

FINANCIALS 11

Total Market Capitalization IPO IPO 2006* Market Capitalization $193 million $193 million $1.3 billion Preferred Units $200 million Mortgage Notes $103 million $103 million $1.6 billion Unsecured Notes $117 million Total Market Capitalization $296 million $296 million $3.2 billion *Assumes $45.71 closing stock price as of September 30, 2006 *Assumes $45.71 closing stock price as of September 30, 2006 *Assumes $45.71 closing stock price as of September 30, 2006 *Assumes $45.71 closing stock price as of September 30, 2006 13

Track Record 1993 2006 FFO per Share* $1.11 $2.72 - $ 2.74 ** Stock Price Performance $12.88 *** $45.71 **** Dividend Paid Cumulative $23.44 ***** Total Return 437% *See page 37 for definition of FFO **Company's estimate ***IPO price - Split Adjusted ****Closing stock price as of September 30, 2006 *****Through September 30, 2006 *See page 37 for definition of FFO **Company's estimate ***IPO price - Split Adjusted ****Closing stock price as of September 30, 2006 *****Through September 30, 2006 *See page 37 for definition of FFO **Company's estimate ***IPO price - Split Adjusted ****Closing stock price as of September 30, 2006 *****Through September 30, 2006 *See page 37 for definition of FFO **Company's estimate ***IPO price - Split Adjusted ****Closing stock price as of September 30, 2006 *****Through September 30, 2006 *See page 37 for definition of FFO **Company's estimate ***IPO price - Split Adjusted ****Closing stock price as of September 30, 2006 *****Through September 30, 2006 15 15 15 15 15

Core1 Property Operations Percentage increase over prior year Percentage increase over prior year Percentage increase over prior year Percentage increase over prior year Revenues Expenses Income CPI* 1995-2005 average 4.3% 2.9% 5.4% 2.5% 1Properties owned for the same period in both years of comparison *Source: Bureau of Labor Statistics 1Properties owned for the same period in both years of comparison *Source: Bureau of Labor Statistics 1Properties owned for the same period in both years of comparison *Source: Bureau of Labor Statistics 1Properties owned for the same period in both years of comparison *Source: Bureau of Labor Statistics 1Properties owned for the same period in both years of comparison *Source: Bureau of Labor Statistics 17

REIT Industry Same Store NOI Growth Source: Citigroup Investment Research 19

REIT Industry Same Store NOI Growth Source: Citigroup Investment Research 21

REIT Industry Same Store NOI Growth


8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
REIT Industry
ELS
REIT Industry Average – 2.6%

Source: Citigroup Investment Research

12

REIT Industry Same Store NOI Growth


8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
REIT Industry
ELS
REIT Industry Average – 2.6%
ELS Average – 3.4%

Source: Citigroup Investment Research

13

2006 Selected Financial Data (Amounts in millions, except for per share data) 27 First quarter Second quarter Third quarter Fourth quarter* Full year 2006* Income from Property Operations $51.2 $43.5 $46.0 $44.7 $185.4 Income from Home Sales and other 1.6 0.6 0.1 1.9 4.2 Other Income and Expenses 3.2 2.4 4.4 2.3 12.3 Operating Income (EBITDA) 56.0 46.5 50.5 48.9 201.9 Financing Costs and other (28.5) (30.2) (30.4) (30.2) (119.3) Funds from Operations (FFO) $27.5 $16.3 $20.1 $18.7 $82.6 Depreciation on real estate and other (14.8) (15.7) (15.6) (15.6) (61.7) Gain on sale of properties 0.0 0.9 0.0 0.0 0.9 Income allocated to Common OP Units (2.6) (0.3) (0.9) (0.6) (4.4) Net Income available to Common Shares $10.1 $1.2 $3.6 $2.5 $17.4 Net Income per Common Share - Fully Diluted $0.42 $0.05 $0.15 $0.09-$0.11 $0.71-$0.73 FFO per share - Fully Diluted $0.91 $0.54 $0.66 $0.61-$0.63 $2.72-$2.74 Weighted average Fully Diluted Shares Outstanding 30.2 30.2 30.2 30.3 30.2 * Company's estimate. Amounts are approximately equal to the midpoint of the guidance range ** See page 37 for definition of FFO

2006 Income from Property Operations (Amounts in millions) 29 First quarter Second quarter Third quarter Fourth quarter** Full year 2006** Property Operations for the 2007 Core*: Property Operating Revenues $90.0 $81.1 $84.1 $81.0 $336.2 Property Operating Expenses (38.8) (39.1) (39.5) (37.8) (155.2) Income from Property Operations - 2007 Core 51.2 42.0 44.6 43.2 181.0 Income from Property Operations - 2006 Acquisitions 0.0 1.5 1.4 1.5 4.4 Total Income from Property Operations $51.2 $43.5 $46.0 $44.7 $185.4 * 2007 Core includes properties owned during all of 2006 ** Company's estimate. Amounts are approximately equal to the midpoint of the guidance range

2007 Budget - Income From Property Operations (Amounts in millions) 31 2007 Core* 2006 YTD** 2007 Growth Factor*** Property Operations: Community base rental income $223 Resort base rental income 83 Utility and other income 30 Property Operating Revenues 336 5.25 - 5.75% Property Operating Expenses (155) 4.75 - 5.25% Income from Property Operations $181 5.50 - 6.00% 2006 Acquisitions 2007 YTD budget**** Income from Property Operations $6.75 - $7.25 * 2007 Core includes properties owned during all of 2006 ** Company's estimate for the year ended December 31, 2006 for the 2007 Core properties Amounts represent the midpoint of our guidance range *** Company's estimate of the growth of the 2007 Core in 2007 compared to actual 2006 performance **** Company's estimate of the 2007 performance of properties acquired in 2006

2007 Budget - Selected Financial Data (Amounts in millions, except for per share data) 33 2007 Budget* Income from Property Operations $198 Income from Home Sales and other 4 Other Income and Expenses 9 Operating Income (EBITDA) 211 Financing Costs and other (120) Funds from Operations (FFO) $91 Depreciation on real estate and other (63) Income allocated to Common OP Units (6) Net Income available to Common Shares $22 Net Income per common share range - Fully Diluted $0.87 - $0.97 FFO per share range - Fully Diluted $2.95 - $3.05 Weighted average Fully Diluted Shares Outstanding 30 * Company's estimate. Amounts are approximately equal to the midpoint of the guidance range ** See page 37 for definition of FFO

CEO REMARKS 35

Internal Growth Drivers Occupancy Site Utilization Expansion / Development 37

Occupancy Redevelopment and upgrade Replace older housing stock with new homes Improve common areas and amenities Impact on quality of customer Hurricanes in 2004 and 2005 Recent positive trends 39

Before Upgrade - Homes 41

After Upgrade - Homes 43

Before Upgrade - Entrance 45

After Upgrade - Entrance 47

Before Upgrade - Amenities 49

After Upgrade - Amenities 51

Quarterly Core MH Occupancy 86.0% 87.0% 88.0% 89.0% 90.0% 91.0% 92.0% 93.0% 94.0% 95.0% 96.0% 1Q00 3Q00 1Q01 3Q01 1Q02 3Q02 1Q03 3Q03 1Q04 3Q04 1Q05 3Q05 1Q06 3Q06 Quarter Represents weighted average occupancy for the Core MH portfolio for the quarter presented 53

Core MH Occupancy 2006 Total Average Sites 42,855* Occupancy Average 90.1%* Base Rental Income $223 million** * For the nine months ended 9/30/06 ** Company's estimate for the year ended 12/31/06 55

Core MH Occupancy 9/30/06 Occupancy Sites* Average Annual Market Rent** Pro-forma Average Annual Revenue** Markets with positive occupancy trends: Markets with positive occupancy trends: Markets with positive occupancy trends: Florida 91.4% 1,050 $5,200 $5.5 million Arizona 82.8% 500 $5,600 $2.8 million 1,550 $8.3 million *Approximate sites as of 9/30/06 to be filled to achieve 95% occupancy on a per property basis **Company's estimate *Approximate sites as of 9/30/06 to be filled to achieve 95% occupancy on a per property basis **Company's estimate *Approximate sites as of 9/30/06 to be filled to achieve 95% occupancy on a per property basis **Company's estimate *Approximate sites as of 9/30/06 to be filled to achieve 95% occupancy on a per property basis **Company's estimate *Approximate sites as of 9/30/06 to be filled to achieve 95% occupancy on a per property basis **Company's estimate 57

Site Utilization Yield Management Average daily rate of $10-$12 for all resort sites (Resort Revenues/Occupied Sites) Thousand Trails existing site usage New Programs Thousand Trails Whole Ownership Loyalty Cottage/Fractional Park Pass/Coast-to-Coast/Rally 59

Site Utilization Site 1 Site 2 Site 3 Site 1 Site 2 Site 3 Before Site Management After Site Management 61

Resort Properties - Site Utilization Site type Sites* Annual 18,800 Seasonal 8,000 Transient 7,200 Membership Membership 20,100 Efficient site utilization Track types of customers Track site usage patterns Market to specific customer groups Efficient site utilization Track types of customers Track site usage patterns Market to specific customer groups Efficient site utilization Track types of customers Track site usage patterns Market to specific customer groups Efficient site utilization Track types of customers Track site usage patterns Market to specific customer groups *Company press release dated October 16, 2006; excludes joint venture sites *Company press release dated October 16, 2006; excludes joint venture sites *Company press release dated October 16, 2006; excludes joint venture sites *Company press release dated October 16, 2006; excludes joint venture sites *Company press release dated October 16, 2006; excludes joint venture sites 63

Expansion and Development Opportunities Total acres in portfolio >30,000 Estimated developable acres >5,000 Estimated developable sites >8,000 Expansion or development Factors that impact Existing vacancy or site utilization Sales velocity/fill rates Alternative use Scarcity factor Full value realization 65

Evaluation Process Ability to subdivide Accessibility through the property or externally Infrastructure needs Utility needs / access Additional common area amenities Zoning and entitlement Costs Topography Ability to market new sites 67

Property Location Current Sites Expansion Sites* Coquina Crossing Near St. Augustine, FL 552 145 Viewpoint Mesa, AZ 1,952 115 Goose Creek Newpoint, NC 598 92 *Company's estimate *Company's estimate *Company's estimate *Company's estimate *Company's estimate *Company's estimate *Company's estimate *Company's estimate 2006/2007 Approved Expansion Projects 69

QUESTIONS AND ANSWERS 71

In an effort to provide additional information regarding the performance of the Company, certain non-GAAP financial measures are used in this presentation. Operating Income is a non-GAAP financial measure. Operating Income is defined as net income, computed in accordance with GAAP, excluding gains or losses from sales of properties, depreciation, interest and related amortization expense, and income taxes. The Company believes that Operating Income is an important indicator because it provides information on our ability to service debt, pay dividends, and fund capital expenditures. Funds From Operations ("FFO") is defined as net income, computed in accordance with GAAP, excluding gains or losses from sales of properties, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. The Company believes that FFO is helpful to investors as one of several measures of the performance of an equity REIT. The Company further believes that by excluding the effect of depreciation, amortization and gains or losses from sales of real estate, all of which are based on historical costs and which may be of limited relevance in evaluating current performance, FFO can facilitate comparisons of operating performance between periods and among other equity REITs. Investors should review FFO, along with GAAP net income and cash flow from operating activities, investing activities and financing activities, when evaluating an equity REIT's operating performance. The Company computes FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do. Investors should review these measures along with GAAP net income and cash flow from operating activities, investing activities and financing activities, when evaluating an equity REIT's operating performance. These do not represent cash generated from operating activities in accordance with GAAP, nor do they represent cash available to pay distributions and should not be considered as an alternative to net income, determined in accordance with GAAP, as an indication of our financial performance, or to cash flow from operating activities, determined in accordance with GAAP, as a measure of our liquidity, nor are they indicative of funds available to fund our cash needs, including our ability to make cash distributions. Non GAAP Disclosure 73

APPENDIX Property List Asset Scarcity Marketplace Transactions

ELS PROPERTY LIST As of 10/17/06 Page 1 of 11

ELS PROPERTY LIST As of 10/17/06 Page 2 of 11

ELS PROPERTY LIST As of 10/17/06 Page 3 of 11

ELS PROPERTY LIST As of 10/17/06 Page 4 of 11 Note 1 Note 2 Note 3 Note 4 Zip MH/RV Total Expansion Developable Property Name Address City St Code or PA Sites Sites Acres Acres Comments Mariners Cove 35356 Sussex Lane #1 Millsboro DE 19966 MH 376 110 Whispering Pines 32045 Janice Road Lewes DE 19958 MH 392 ** 67 3 Waterford Estates 205 Joan Drive Bear DE 19701 MH 731 160 Aspen Meadows 303 Palace Lane Rehoboth Beach DE 19971 MH 200 46 Camelot Meadows 303 Palace Lane Rehoboth Beach DE 19971 MH 301 61 McNicol 303 Palace Lane Rehoboth Beach DE 19971 MH 93 25 Sweetbriar 303 Palace Lane Rehoboth Beach DE 19971 MH 146 38 DE Total 2,239 507 3 Park City West 10550 W. State Road 84 Fort Lauderdale FL 33324 MH 363 60 Island Vista MHC 3000 N. Tamiami Trail North Ft. Myers FL 33903 MH 616 93 Tropical Palms MHC 17100 Tamiami Trail Punta Gorda FL 33955 MH 297 50 Eldorado Village 2505 East Bay Drive Largo FL 33771 MH 227 25 Winds of St Armands North 4000 N. Tuttle Ave. Sarasota FL 34234 MH 471 74 Windmill Village - Ft. Myers 16131 N. Cleveland Ave. N. Ft. Myers FL 33903 MH 491 69 Lake Haven 1415 Main Street Dunedin FL 34698 MH 379 48 East Bay Oaks 601 Starkey Road Largo FL 33771 MH 328 41 Winds of St Armands South 3000 N. Tuttle Ave. Sarasota FL 34234 MH 306 61 Country Place 2601 Country Place Blvd. New Port Richey FL 34655 MH 515 82 Oak Bend 10620 S.W. 27th Ave. Ocala FL 34476 MH 262 62 The Heritage 3000 Heritage Lakes Blvd. N. Ft. Myers FL 33917 MH 455 132 214 22 Bay Indies 950 Ridgewood Ave Venice FL 34285 MH 1,309 211 Lakewood Village 3171 Hanson Avenue Melbourne FL 32901 MH 349 69 Heritage Plantation 1101 Ranch Road Vero Beach FL 32966 MH 435 64 Pine Lakes 10200 Pine Lakes Blvd. N. Ft. Myers FL 33903 MH 584 298 Lake Fairways 19371 Tamiami Trail N. Ft. Myers FL 33903 MH 896 259 Mid Florida Lakes 199 Forest Dr. Leesburg FL 34788 MH 1,225 290 Bay Lake Estates 1200 East Colonia Lane Nokomis FL 34275 MH 228 35 Buccaneer 2210 N. Tamiami Trail N.E. N. Ft. Myers FL 33903 MH 971 162 223 65 Coral Cay Plantation 2801 NW 62nd Avenue Margate FL 33063 MH 817 125 Maralago Cay 6280 S. Ash Lane Lantana FL 33462 MH 602 ** 102 5 Carriage Cove Five Carriage Cove Way Daytona Beach FL 32119 MH 418 78

ELS PROPERTY LIST As of 10/17/06 Page 5 of 11 Note 1 Note 2 Note 3 Note 4 Zip MH/RV Total Expansion Developable Property Name Address City St Code or PA Sites Sites Acres Acres Comments Countrywood 745 Arbor Estates Way Plant City FL 33565 MH 1,391 143 306 23 Comprised of 3 adjacent properties Hillcrest 2346 Druid Road East Clearwater FL 33764 MH 278 25 Holiday Ranch 4300 East Bay Drive Clearwater FL 33764 MH 150 13 Indian Oaks 780 Barnes Boulevard Rockledge FL 32955 MH 208 38 Lighthouse Point at Daytona 155 Spring Drive Port Orange FL 32129 MH 433 80 Pickwick 4500 S. Clyde Morris Blvd Port Orange FL 32119 MH 432 ** 84 4 Windmill Manor 5320 53rd Ave. East Bradenton FL 34203 MH 292 44 Countryside at Vero 8775 20th Street Vero Beach FL 32966 MH 643 125 Sherwood Forest 5302 W. Irlo Bronson Hwy Kissimmee FL 34746 MH 754 124 Villas of Spanish Oaks 3150 N.E. 36th Avenue Ocala FL 34479 MH 459 78 The Meadows, FL 2555 PGA Boulevard Palm Beach Gardens FL 33410 MH 379 55 Coquina Crossing 4536 Coquina Crossing Dr. Elkton FL 32033 MH 552 196 316 65 Holiday Village 1000 S.W. 27th Avenue Vero Beach FL 32968 MH 128 20 Grand Island 13310 Sea Breeze Lane Grand Island FL 32735 MH 359 35 Hacienda Village 7107 Gibraltar Ave New Port Richey FL 34653 MH 505 71 Harbor View 6617 Louisiana Ave New Port Richey FL 34653 MH 471 47 Holiday Village 1335 Fleming Ave Box 228 Ormond Beach FL 32174 MH 301 52 Silk Oak 28488 US Highway 19 N Clearwater FL 33761 MH 181 19 Glen Ellen 2882 Gulf to Bay Blvd Clearwater FL 33759 MH 106 12 Down Yonder 7001 N. 142nd Avenue Largo FL 33771 MH 361 42 Shangri La 249 Jasper Street N.W. Largo FL 33770 MH 160 14 Sixth Avenue 39345 6th Avenue Zephyrhills FL 33542 MH 134 16 Southernaire 1700 Sanford Road Mt. Dora FL 32757 MH 108 14 Coachwood Colony 2610 Dogwood Place Leesburg FL 34748 MH 202 29 Carefree Cove 3273 N.W. 37th St Ft Lauderdale FL 33309 MH 163 20 Sunshine Holiday 2802 W. Oakland Park Blvd. Ft Lauderdale FL 33311 MH 400 33 Bulow Plantation 3165 Old Kings Road S. Flagler Beach FL 32136 MH/RV 628 722 323 180 Considered 2 properties, 1 MH, 1 RV Three Flags RV Resort 1755 E State Rd 44 Wildwood FL 34785 PA 221 17 Orlando 2110 US Highway 27 S Clermont FL 34714 PA 850 ** 270 34 Peace 2555 US Highway 17 South Wauchula FL 33873 PA 454 ** 72 38

ELS PROPERTY LIST As of 10/17/06 Page 6 of 11

ELS PROPERTY LIST As of 10/17/06 Page 7 of 11 Note 1 Note 2 Note 3 Note 4 Zip MH/RV Total Expansion Developable Property Name Address City St Code or PA Sites Sites Acres Acres Comments Golf Vistas 25807 Firestone Drive Monee IL 60449 MH 408 ** 144 4 Willow Lake Estates 161 West River Road Elgin IL 60123 MH 617 110 O'Connell's 970 Green Wing Road Amboy IL 61310 RV 668 600 286 100 IL Total 1,693 600 540 104 Oak Tree Village 254 Sandalwood Ave. Portage IN 46368 MH 361 76 Horseshoe Lakes 12962 S. 225 W. Clinton IN 47842 PA 123 96 290 96 Indian Lakes 7234 E. SR Highway 46 Batesville IN 47006 PA 1,000 318 545 159 Lakeside 7089 N. Chicago Road New Carlisle IN 46552 RV 95 12 IN Total 1,579 414 923 255 Diamond Caverns Resort & Golf Club 1878 Mammoth Cave Pkwy Park City KY 42160 PA 220 469 744 368 KY Total 220 469 744 368 Old Chatham 310 Old Chatham Road South Dennis MA 02660 RV 312 ** 47 11 MA Total 312 47 11 Pinehirst 7 Oregon Avenue, P.O. Box Old Orchard Beach ME 04064 RV 550 58 Mount Desert Narrows 1219 State Highway 3 Bar Harbor ME 04609 RV 221 ** 42 12 Narrows Too 1150 Bar Harbor Road Trenton ME 04605 RV 110 91 43 10 Patten Pond 1470 Bucksport Road Ellsworth ME 04605 RV 164 ** 90 60 ME Total 1,045 91 233 82 Creekside 5100 Clyde Pk. Ave. SW Wyoming MI 49509 MH 165 8 Bear Cave Resort 4085 N. Red Bud Trail Buchanan MI 49107 PA 136 ** 27 10 Saint Claire 1299 Wadhams Rd Saint Claire MI 48079 PA 229 ** 210 100 MI Total 530 ** 245 110 Casa Village 14 Goldust Dr Billings MT 59102 MH 490 65 MT Total 490 65 Goose Creek Resort 350 Red Barn Road Newport NC 28570 RV 598 92 92 10 Scenic MHC 1314 Tunnel Rd. Asheville NC 28805 MH 205 28 Green Mountain Park 2495 Dimette Rd Lenoir NC 28645 PA 447 360 1,145 400 Forest Lake 192 Thousand Trails Dr Advance NC 27006 PA 305 ** 305 160 Waterway RV Resort 850 Cedar Point Blvd. Cedar Point NC 28584 RV 336 29 Twin Lakes 1618 Memory Lane Chocowinity NC 27817 RV 400 54 122 14 NC Total 2,291 506 1,721 584

ELS PROPERTY LIST As of 10/17/06 Page 8 of 11

ELS PROPERTY LIST As of 10/17/06 Page 9 of 11

ELS PROPERTY LIST As of 10/17/06 Page 10 of 11 Note 1 Note 2 Note 3 Note 4 Zip MH/RV Total Expansion Developable Property Name Address City St Code or PA Sites Sites Acres Acres Comments All Seasons 290 N. Redwood Rd Salt Lake City UT 84116 MH 121 29 Westwood Village 1111 N. 2000 West Farr West UT 84404 MH 314 93 UT Total 435 122 Meadows of Chantilly 4200 Airline Parkway Chantilly VA 22021 MH 500 82 Chesapeake Bay 12014 Trails Lane Gloucester VA 23061 PA 392 ** 282 80 Lynchburg 405 Mollies Creek Rd Gladys VA 24554 PA 222 ** 170 59 Virginia Landing 40226 Upshur Neck Rd Quinby VA 23423 PA 233 ** 839 348 VA Total 1,347 1,374 487 Kloshe Illahee 2500 S. 370th Street Federal Way WA 98003 MH 258 50 Birch Bay 8418 Harborview Rd Blaine WA 98230 PA 246 31 Cascade Resort 34500 SE 99th ST Snoqualmie WA 98065 PA 163 20 Chehalis 2228 Centralia-Alpha Rd Chehalis WA 98532 PA 360 ** 312 85 Crescent Bar Resort 9252 Crescent Bar Rd NW Quincy WA 98848 PA 115 14 La Conner 16362 Snee Oosh Rd La Conner WA 98257 PA 319 ** 106 30 Own leasehold interest Leavenworth 20752-4 Chiwawa Loop Rd Leavenworth WA 98826 PA 266 ** 300 50 Little Diamond 1002 McGowen Rd Newport WA 99156 PA 520 ** 316 119 Long Beach 2215 Willows Rd Seaview WA 98644 PA 144 17 Mt. Vernon 5409 N. Darrk Ln Bow WA 98232 PA 251 600 311 200 Oceana Resort 2733 State Route 109 Ocean City WA 98569 PA 84 16 Paradise Resort 173 Salem Plant Rd Silver Creek WA 98585 PA 214 60 Thunderbird Resort 26702 Ben Howard Rd Monroe WA 98272 PA 136 ** 45 2 WA Total 3,076 600 1,598 486 Yukon Trails North 2330 County Rd Lyndon Station WI 53944 RV 214 149 Caledonia 8425 Hwy 38 Caledonia WI 53108 RV 247 76 Fremont E. 6506 Highway 110 Fremont WI 54940 RV 325 98 Tranquil Timbers 3668 Grondin Road Sturgeon Bay WI 54235 RV 270 125 WI Total 1,056 448

ELS PROPERTY LIST As of 10/17/06 Page 10 of 11

Asset Scarcity Total Properties in U.S. MH - 50,000 / Institutional grade* - less than 5,000 RV - 12,000 - 15,000 / Institutional grade* - less than 1,500 Absence of large number of transactions Potential for wide bid-ask spreads Usefulness as indicators? *Greater than 200 sites

Marketplace Transactions* Florida Alternative use, park closure ($450,000 - $2,100,000/acre) Sale to residents ($50,000+ per site) In use transactions (average quality - approx. 5% cap rate) Arizona Lack of transactions California Auctions (minimum bids to participate set at < 5% cap rates) Small number of sophisticated players Nevada Alternative use ($270,000 - $540,000 per acre) *Based on industry sources